                                                                    EXHIBIT 10.5

                               SECOND AMENDMENT
                                      TO
                               CREDIT AGREEMENT
                              DATED APRIL 9, 1999
                   BY AND BETWEEN ATP OIL & GAS CORPORATION
                     AND AQUILA ENERGY CAPITAL CORPORATION

     This Second Amendment ("Second Amendment") to the Credit Agreement dated April 9, 1999, by and between ATP OIL & GAS CORPORATION, a Texas corporation (the "Borrower") and AQUILA ENERGY CAPITAL CORPORATION, a Delaware corporation (the "Lender"), is entered into effective on the 3rd day of November, 1999.

                              W I T N E S S E T H:

     A. Borrower and Lender heretofore entered into a Credit Agreement dated April 9, 1999, but effective March 31, 1999, as amended by the First Amendment thereto dated June 23, 1999 (the "Credit Agreement").

     B. Borrower and Lender hereby desire to further amend the Credit Agreement subject to the terms and conditions contained herein.

     C. Capitalized terms used, but not defined herein, shall have the meanings prescribed therefor in the Credit Agreement.

     NOW THEREFORE, in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by Borrower and Lender, and each intending to be legally bound hereby, the Lender and Borrower agree as follows:

     I.  Specific Amendments to Credit Agreement

     Article I of the Credit Agreement is hereby amended by revising the following defined terms in their entirety to read as follows:

          "Advancing Note" means the Second Amended and Restated Advancing Note attached as Exhibit "B" to the Second Amendment, which amends and restates the Amended and Restated Advancing Note executed pursuant to the First Amendment, which in turn amended and restated the Advancing Note originally described and defined in Section 2.1(a).

          "Loan Termination Date" means the earlier of (a) November 2, 2002, (b) the date of payment and performance in full of all the Obligations of Borrower under the Loan Documents (other than the Overriding Royalty Interest Conveyance), and (c) the date on
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     which Lender notifies Borrower, as provided in Section 10.2, of the acceleration of payment of all Obligations because of the occurrence of an Event of Default.

          "Note" means the Second Amended and Restated Advancing Note in the form attached as Exhibit "B" to the Second Amendment and any amendment, restatement, replacement or extension thereof.

          "ORRI" means that overriding royalty interest in Hydrocarbons produced, saved and sold or used off the premises of the relevant Lease, attributable to the undivided interest of the Borrower constituting each Property, conveyed by Borrower to Lender pursuant to the Amended and Restated Overriding Royalty Interest Conveyance dated of even date with the Second Amendment, which, in part, amends and restates the Overriding Royalty Interest Conveyances dated the Closing Date and dated of even date with the First Amendment.

          "Overriding Royalty Interest Conveyance" means, collectively, the Amended and Restated Overriding Royalty Interest Conveyance and any other assignments and any amendment, restatement, replacement or extension thereof, in form and substance acceptable to Lender, pursuant to which Borrower grants in favor of Lender an overriding royalty interest in the Hydrocarbons produced, saved and sold or used off the premises of the relevant Lease, attributable to the undivided interest of the Borrower constituting each Property, calculated and paid on the same basis as royalty payable to the United States Department of Interior, Minerals Management Service pursuant to applicable rules and regulations but applicable only as to production on and after the applicable Commencement Date. The percentage ORRI granted in favor of Lender described in the preceding sentence shall initially equal six and one-fourth percent (6.25%) and shall be subject to reduction to three and one-eighth percent (3.125%) and further subject to termination, all in accordance with the terms specified in the Amended and Restated Overriding Royalty Interest Conveyance.

          "Properties" means those certain properties described on the Exhibit "A" attached to and incorporated in the Original Agreement, the First Amendment and the Second Amendment, respectively, limited, however, to the extent of the specified undivided interest of Borrower in each such Property as stated therein; provided, however, that the term "Properties," as used in this Agreement (including, but not limited to, for the purposes of determining Gross Receipts, Operating Expenses, Direct Taxes and Net Revenue), shall not include the Released Properties, except for purposes of the ORRI, the Overriding Royalty Interest Conveyance, the Gas Purchase and Sale Agreement, Section 7.1(b) hereof, and any Swap Agreement entered into by Borrower with reference to gas volumes attributable to any such Released Property.

          "Title Opinions" means those certain title opinions addressed to Borrower and Lender and dated on or prior to (a) the Closing Date covering the Properties described on Exhibit "A" attached to the Original Agreement,
     (b) the date of the First Amendment
     covering the Properties described on Exhibit "A" attached to the First Amendment and (c) the date of the Second Amendment covering the properties described on Exhibit "A" attached to the Second Amendment, as the same may be or are required to be updated under this Agreement.

     Article I of the Credit Agreement is hereby further amended by adding the following definitions thereto:

          "Amended and Restated Overriding Royalty Interest Conveyance" means the Amended and Restated Overriding Royalty Interest Conveyance executed by Borrower in favor of Lender dated of even date with the Second Amendment (which amends and restates the Overriding Royalty Interest Conveyances dated April 9, 1999 and June 23, 1999 executed by Borrower in favor of Lender).

          "Commencement Date" has the meaning assigned to such term in the Overriding Royalty Interest Conveyance.

          "Original Agreement" means the Credit Agreement as it existed on the Closing Date.

          "Released Properties" means Borrower's right, title and interest in and to Brazos Block 544, West Cameron Block 431, West Cameron Block 432 and West Cameron Block 263, as such Properties are more fully described on that certain Act of Partial Release executed by Lender dated of even date with the Second Amendment.

          "Second Amendment" means that certain Second Amendment to Credit Agreement executed by Lender and Borrower effective on November 3, 1999.

          "Second Amendment Facility Fee" means the fee in the amount of $177,000.00 owed by Borrower to Lender as consideration, in part, for structuring and entering into the transactions contemplated under the Second Amendment, as set forth in Section 7.1(z).

     Article I of the Credit Agreement is hereby further amended by modifying the following definitions in the manner prescribed below:

          The definition of "Gross Receipts" is modified by inserting after the term "Swap Settlement Proceeds" in the third line thereof the following parenthetical text:

               "(excluding, however, all Swap Settlement Proceeds attributable to any Swap Agreement pertaining to Released Properties)"

          The definition of "Net Revenue" is modified by inserting after the term "Swap Settlement Payables" in the fifth line thereof the following parenthetical text:

               "(except for any Swap Settlement Payables attributable to any Swap Agreement pertaining to Released Properties)"

     Section 2.1(b) of the Credit Agreement, as amended by the First Amendment, is amended by changing the period at the end of the first grammatical paragraph thereof to a semicolon, and by adding the following text after the semicolon:

     "provided, however, that out of such total, Development Loans in the amount of $2,000,000.00, reflected as being discretionary on Supplemental Schedule 2.1(b) attached to the Second Amendment, shall be made solely in Lender's discretion, notwithstanding anything else herein to the contrary.

     Section 2.1(b) of the Credit Agreement, as amended by the First Amendment, is hereby further amended by replacing the dollar amount "$30,330,000.00" that appears in the seventh and the last lines thereof with the dollar amount "$48,030,000.00".

     Section 2.1(b) of the Credit Agreement, as amended by the First Amendment, is hereby further amended by changing the period at the end of the last line in subparagraph (ii) thereof to a semicolon, and adding the following text after the semicolon:

     "and in its sole discretion, Lender may make additional Development Loans of up to $2,000,000.00, to fund the discretionary Development Operations described on Supplemental Schedule 2.1(b) attached to the Second Amendment.

     Section 2.2 of the Credit Agreement is hereby amended by inserting the following new text after the second sentence thereof:

     Additional Development Loan proceeds advanced pursuant to the Second Amendment may be used by Borrower for the purposes of paying the Second Amendment Facility Fee pursuant to Section 7.1(z) hereof.

     Section 2.6 of the Credit Agreement is hereby amended by changing the period in the fourteenth line thereof after the words "February 1999," to a semicolon and by adding the following text after the semicolon:

     provided, however, that with respect to: (a) the Properties described on Exhibit A to the Second Amendment, the first Gross Receipts to be included in the Property Operating Statement shall be those attributable to the production of Hydrocarbons during the month of September 1999, and the first Operating Expenses, Direct Taxes, royalties, overriding royalty interests and other payments out of or measured by production shall be those relating to production and operations for the month of August, 1999, and (b) the Released Properties, the last Gross Receipts to be included in the Property Operating Statement shall be those

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     attributable to the production of Hydrocarbons during the month of August
     1999, and the last Operating Expenses, Direct Taxes, royalties, overriding royalty interests and other payments out of or measured by production shall be those relating to production and operations for the month of July 1999.

     Section 2.6(a) of the Credit Agreement is hereby amended by inserting after the term "Swap Settlement Payables" appearing in the third line thereof the following parenthetical text:

     "(except for Swap Settlement Payables attributable to any Swap Agreement pertaining to any Released Property)"
     Section 2.6(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

          (b) Second, the "Dedication Rate" (as hereinafter defined) times the Net Revenue, as reflected in the relevant Property Operating Statement, to Lender for payment of amounts which are included within Debt Service and other Obligations to Lender for the relevant Interest Period. The amount paid to Lender pursuant to this subpart (b) shall be applied first to any interest due on the Advancing Note until all accrued interest is paid in full, and any remaining amounts paid to Lender pursuant to this subpart (b) shall be applied to remaining principal of the Advancing Note. The term "Dedication Rate" means ninety percent (90%); provided that following the occurrence and during the continuation of an Event of Default the "Dedication Rate" shall be one hundred percent (100%) until such time as Borrower and Lender mutually agree or it has been demonstrated at any time to Lender's reasonable satisfaction by Engineers that the net present value of the Proved Reserves attributable to Borrower's Net Revenue Interest in the Properties, using the parameters set forth in Section 7.1(f), multiplied by ninety percent (90%), is greater than one and one-half (1.5) times the outstanding principal balance of the Advancing Note, and at such point and thereafter the "Dedication Rate" shall be ninety-five percent (95%).

     Section 2.6(c) of the Credit Agreement is hereby amended by changing the period at the end of such Section to a semicolon, and adding the following text after the semicolon:

     provided, however, that if, subsequent to the date of any payment made by Lender to Borrower pursuant to this Section 2.6(c) in the prior calendar month, there has accrued any net positive amount that is owed by Lender to Borrower with respect to all Swap Settlement Payables and Swap Settlement Proceeds that accrued during such period under any Swap Agreement pertaining to Released Properties, the net amount due from Lender to Borrower shall be paid by Lender to Borrower along with the amounts otherwise owed by Lender to Borrower pursuant to this Section 2.6(c); and provided, further, that if, subsequent to the date of any payment made by Lender to Borrower pursuant to this Section 2.6(c) in the prior calendar month, there has accrued any net positive amount that is owed by Borrower to Lender with respect to all Swap Settlement Payables and Swap Settlement Proceeds that accrued during such period under any Swap Agreement pertaining to Released Properties, the net amount due from Borrower to Lender shall be deducted by Lender from the amounts otherwise owed by Lender to Borrower pursuant to this Section 2.6(c), but if the net amount due from Borrower to Lender under all such Swap Agreements pertaining to Released Properties exceeds the amounts otherwise owed by Lender to Borrower pursuant to this Section 2.6(c), Borrower shall pay the amount of such excess to Lender within ten (10) days after receipt of Lender's statement detailing the amount due, and, if any such amount is not paid when due, at Lender's option any such unpaid amount may be included in the outstanding balance of the Loans advanced to Borrower hereunder.

     Section 2.10 of the Credit Agreement is hereby amended by adding the following text at the end of such section:

     Contemporaneously with the execution of the Second Amendment by Borrower and Lender, Borrower shall at Lender's discretion enter into an additional Swap Agreement.

     Section 3.1 of the Credit Agreement is hereby amended by inserting the following clause immediately before the parenthetical "(the "Mortgage")": "or any extension modification, renewal or amendment thereof."

     Section 3.4 of the Credit Agreement is hereby amended by adding the following new text at the end of that section:

     Borrower shall also use commercially reasonable efforts to assist Lender in obtaining, within sixty (60) days after the date of the Second Amendment, the agreement of all Purchasers of Hydrocarbons who purchase Hydrocarbons from the Properties described on Exhibit "A" to the Second Amendment, to remit all proceeds from sales of all production from or allocable to Borrower's respective Net Revenue Interests constituting such respective Properties to the Cash Collateral Account.

     Section 7.1(z) of the Credit Agreement is hereby amended by replacing the text therein in its entirety to read as follows:

          (z) Facility Fee. A Facility Fee in the amount of $465,000.00 was paid by Borrower to Lender at Closing out of the advances constituting the Initial Loan and the Additional Facility Fee in the amount of $241,300.00 was paid by Borrower to Lender out of advances constituting the Royalty Acquisition Loan. The amount of the Facility Fee is deemed to have been advanced by Lender to Borrower on the Closing Date as a part of the Initial Loan, with such advance having been contemporaneously paid by Borrower to Lender. The amount of the Additional Facility Fee is deemed to have been advanced by Lender to Borrower contemporaneously with the funding of the Royalty Acquisition Loan, with such advance having been contemporaneously paid by Borrower to Lender. The amount of the Second Amendment Facility Fee is deemed to have been advanced by Lender to Borrower on the date of the Second Amendment, with such advance having been contemporaneously paid by Borrower to Lender. The face amount of the Note is the sum of the Initial Loan (which includes the amount of the Facility Fee), the Royalty Acquisition Loan (which includes the amount of the Additional Facility
     Fee), the Second Amendment Facility Fee and the maximum amount of the Development Loans.

     Section 8.3 of the Credit Agreement is hereby amended by replacing the text of that section in its entirety with the following text:

     Contemporaneously with the closing of the Second Amendment, Borrower shall assign to Lender the ORRI applicable to the Properties described on Exhibits "A" attached to this Agreement, to the First Amendment and to the Second Amendment by executing and delivering to Lender an Amended and Restated Overriding Royalty Interest Conveyance in form and substance mutually satisfactory to Lender and Borrower.

     Article IX of the Credit Agreement is hereby amended by adding the following new Section 9.5:

     9.5 Conditions Precedent in Connection with the Second Amendment. The obligation of Lender to make the Development Loan advances on or after November 3, 1999, referred to in Section 2.1(b) of this Agreement is subject to satisfaction of the following conditions precedent:

     (a) Receipt of Second Amended and Restated Advancing Note, Second Amendment and Compliance Certificate. Lender shall have received the Second Amended and Restated Advancing Note, multiple counterparts of the Second Amendment and the Compliance Certificate in the form attached as Exhibit "C" to the Second Amendment duly executed by an authorized officer of Borrower.

     (b) Receipt of Additional Loan Documents. Lender shall have received the Mortgages, Security Agreement, Letters in Lieu of Transfer Orders and Notices of Assignment of Proceeds (or any amendments, extensions, renewals or restatements thereof), all duly executed and, where appropriate, acknowledged by Borrower, in form and substance acceptable to Lender, covering the Properties described on Exhibit "A" attached to the Second Amendment, and the Amended and Restated Overriding Royalty Interest Conveyance covering all of the Properties, duly executed and acknowledged by Borrower.

     (c) Second Amendment Facility Fee. Lender shall have received the Second Amendment Facility Fee.

     (d) Receipt of Certified Copy of Corporate Proceedings and Certificate of Incumbency. Lender shall have received from Borrower copies of the resolutions of the board of directors authorizing the transactions set forth in the Second Amendment and the execution of the Second Amendment and the other Loan Documents contemplated thereby, such copy or copies to be certified by the secretary or an assistant secretary of Borrower as being true and correct and in full force and effect as of the date of such certificate. In addition, Lender shall have received from Borrower a certificate of incumbency signed by the secretary or an assistant secretary of Borrower setting for (a) the names of the officers executing the Second Amendment and the other Loan Documents contemplated thereby, (b) the office(s) to which such persons have been elected and in which they presently serve and (c) an original specimen signature of each such person.

     (e) Accuracy of Representations and Warranties and No Event of Default. The representations and warranties contained in Article IV of the Credit Agreement shall be true and correct in all material aspects on the date of such advances with the same effect as though such representations and warranties had been made on such date; and no Event of Default shall have occurred and be continuing or will have occurred at the completion of the making of such Loan.

     (f) Legal Matters Satisfactory to Special Counsel to Bank. All legal matters incident to the consummation of the transactions contemplated by the Second Amendment shall be satisfactory to the firm of Porter & Hedges, L.L.P., special counsel for Lender. Borrower shall have paid to Porter & Hedges, L.L.P., on the date of the Second Amendment, a deposit for estimated recording fees in the amount of $4,000.00; and not later than thirty (30) days after receipt of such counsel's invoice therefor, Borrower shall pay all of Lender's legal fees and expenses (less the recording fee deposit paid at the closing of the Second Amendment) incurred to Porter and Hedges, L.L.P. in connection with the Second Amendment and related Loan Documents.

     (g) Partial Prepayment. Lender shall have received from Borrower a partial prepayment in the amount of $4,000,000.00 to be applied against the outstanding principal balance of the Loans and accrued unpaid interest thereon.

     (h) No Material Adverse Change. No material adverse change shall have occurred since the date of this Agreement in the condition, financial or otherwise, of Borrower.

     Exhibit "A" to the Credit Agreement, as amended by the First Amendment, is hereby further amended by adding thereto the schedule of the Properties that appear on Exhibit "A" to this Second Amendment.

     Exhibit "B" to the Credit Agreement, as replaced pursuant to the First Amendment, is hereby replaced with Exhibit "B" to the Second Amendment.

     Schedule 2.1(b), of the Credit Agreement is hereby supplemented with Supplemental Schedule 2.1(b), Development Operations, attached to the Second Amendment.

     Schedule 2.8, of the Credit Agreement is hereby supplemented with Supplemental Schedule 2.8, Purchasers of Production, attached to the Second Amendment.

     II. Lender's Release of the Released Properties. Upon the satisfaction of all of the conditions precedent to the effectiveness of the Second Amendment, as set forth in Section 9.5 of the Credit Agreement (as added by this Second Amendment) Lender shall execute, acknowledge and deliver to Borrower an Act of Partial Release, effective September 1, 1999, a corresponding UCC-3 Partial Release, and other documents as reasonably requested by Borrower pursuant to which the Released Properties are released from all liens and security interests of Lender that exist pursuant to the Mortgage, the Security Agreement, other applicable Security Documents and the Notice of

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Assignment of Proceeds, and letters pursuant to which the Purchasers of
Hydrocarbons from or attributable to the Released Properties are directed to make future remittances directly to Borrower. In addition, Lender acknowledges and agrees that the Released Properties are no longer subject to the Lockbox Agreement or the Cash Collateral Account Agreement.

     III. Reaffirmation of Representations and Warranties. To induce Lender to enter into this Second Amendment, Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article IV of the Credit Agreement and in all other documents executed pursuant thereto, and additionally represents and warrants as follows:

          A. The execution and delivery of this Second Amendment and the performance by Borrower of its obligations under this Second Amendment are within Borrower's power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the Articles of Incorporation or Bylaws of Borrower or of any agreement binding upon Borrower.

          B. The Credit Agreement as amended by this Second Amendment, represents the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with its terms, subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

          C. No Event of Default has occurred and is continuing as of the date hereof.

     IV. Defined Terms. Except as amended hereby, terms used herein that are defined in the Credit Agreement shall have the same meanings herein.

     V. Reaffirmation of Loan Agreement. This Second Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

     VI. Entire Agreement. The Credit Agreement, as hereby amended, embodies the entire agreement between Borrower and Lender and supersedes all prior proposals, agreements and understandings relating to the subject matter hereof. Borrower certifies that it is relying on no representation, warranty, covenant or agreement except for those set forth in the Credit Agreement as hereby amended and the other documents previously executed or executed of even date herewith.

     VII. Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This Second Amendment has been entered into in Harris County, Texas and shall be performable for all purposes in Harris County, Texas. Courts within the State of Texas shall have jurisdiction over any and all disputes between Borrower and Lender, whether in law or equity, including, but not limited to, any and all disputes arising out of or relating to this Second Amendment or any other Loan Document.

     VIII. Severability. Whenever possible, each provision of this Second Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Second Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Second Amendment.

     IX. Section Captions. Section captions used in this Second Amendment are for convenience of reference only, and shall not affect the construction of this Second Amendment.

     X. Successors and Assigns. This Second Amendment shall be binding upon Borrower and Lender and their respective successors and assigns, and shall inure to the benefit of Borrower and Lender, and the respective successors and assigns of Lender.

     XI. Non-Application of Chapter 346 of Texas Finance Codes. In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Credit Agreement as hereby amended or any other Loan Documents or the transactions contemplated hereby.

     XII. Notice. THIS SECOND AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.


                              BORROWER:

                              ATP Oil & Gas Corporation


                              By: _____________________________
                                    T. Paul Bulmahn
                                    President

                              LENDER:

                              Aquila Energy Capital Corporation


                              By: ____________________________
                                    Kenneth F. Wyatt
                                    Vice President

                                  EXHIBIT "A"

                                  PROPERTIES

                                  EXHIBIT "B"

                  SECOND AMENDED AND RESTATED ADVANCING NOTE

                                  EXHIBIT "C"

                        FORM OF COMPLIANCE CERTIFICATE

                         SUPPLEMENTAL SCHEDULE 2.1(B)

                       ADDITIONAL DEVELOPMENT OPERATIONS

                           SUPPLEMENTAL SCHEDULE 2.8

                          PURCHASERS OF HYDROCARBONS


          NONE.

                                       1